Rule 497(d)



                                   FT 12064
                Strategic Dividend Select Portfolio, Series 61

                         Supplement to the Prospectus


      Notwithstanding anything to the contrary in the Prospectus, the initial universe of common stocks for both the Dividend Strength and High Dividend categories was the S&P Composite 1500(R) Index rather than the Russell 3000(R) Index.

March 31, 2025